PLEDGE AGREEMENT OF JUBILANT PHARMA PTE. LIMITED

Pledge Agreement made this 22 day of September, 2006, among JUBILANT PHARMA PTE. LTD. (hereinafter “Pledgor”), a Singapore corporation, with its registered address at 42 B Horne Road, Singapore, 209066, and STATE BANK OF INDIA, NEW YORK BRANCH, a banking corporation duly licensed by the Superintendent of Banks of the State of New York and having its place of business at 460 Park Avenue, New York, N.Y. 10022, Facility Arranger, Administrative Agent, and Senior Lender (hereinafter, “Agent”), BANK OF BARODA, a banking corporation duly licensed by the Superintendent of Banks of the State of New York, and having its place of business at 1 Park Avenue, New York, NY 10016 (hereinafter, “BOB”), JUBILANT PHARMACEUTICALS INC., a Delaware corporation with its principal place of business at 207 Kiley Drive, Salisbury MD (hereinafter “Borrower”), TRIGEN LABORATORIES INC., a Delaware corporation, having its principal place of business at 207 Kiley Drive, Salisbury, MD (hereinafter, “Trigen”), and a corporate guarantor of the facilities being granted to Borrower.

WHEREAS Agent and BOB have each granted credit facilities to Borrower pursuant to a written Credit Agreement dated as of the date hereof, Notes issued pursuant thereof, and other documentation, and

WHEREAS Pledgor has guarantied the full repayment of the total facilities granted by Agent and BOB, by written unconditional, corporate guaranties of payment, issued, respectively, to Agent and to BOB, and

WHEREAS as partial collateral security for the repayment of the said facilities, and as partial collateral security for Pledgor’s said corporate guaranties of payment, Pledgor has agreed to pledge to Agent and to BOB, certain share (s) of stock as set forth herein below.

1.	COLLATERAL AND GRANT OF SECURITY INTEREST.

Pledgor hereby grants Agent and BOB, on a PARI PASSU BASIS, a first security interest in and LIEN upon those shares of stock in Trigen that are owned by Pledgor (hereinafter the “Collateral”) AND ALL PROCEEDS THEREOF:

Share Certificate (s) No. ___________	Amount of Shares:
C 1160	36,532,069
2000	4,461,585
2005	8,831,034

Together with all bonus and/or additional shares, options, instruments, and other rights which may be issued from time to time by Trigen to Pledgor, provided, however that while no Event of Default is in existence and continuing, Pledgor shall be entitled to use and dispose of only the cash dividends and distributions from Trigen, free and clear of any lien or security interests; and further provided that while no Event of Default is in existence and continuing, Pledgor shall have all incidents of ownership of the Collateral, including, without limitation, the right to vote all shares of stock constituting the Collateral.

2.	DESCRIPTION OF OBLIGATION SECURED.

The security interest granted by this instrument partially secures Pledgor’s corporate guaranty of repayment of an aggregate of US$8,000,000.00 in credit facilities granted by Agent to Borrower, and a total of US$3,000,000.00 in credit facilities granted to Borrower by BOB, all with interest thereon at the rates and conditions set forth in the Credit Agreement, and as further set forth in respective Notes to Agent and to BOB, signed by Borrower and by Pledgor, as guarantor, and delivered to the Agent and to BOB.

Pledgor hereby expressly represents that it is in its best interest to grant this Pledge to Agent and to BOB, and acknowledges that it has and/or will receive a direct and indirect economic benefit from the issuance of the said credit facilities to Borrower, and has and will receive valuable consideration in exchange therefor, the receipt and sufficiency of which is acknowledged by Pledgor.

Pledgor agrees that it is a condition precedent to the grant of the said credit facilities by each said Lender, that the Pledgor shall have created this Pledge and granted to Agent and to BOB, a first, priority security interest in the Collateral, in order to secure the prompt payment, observance, and performance of all of the Pledgor’s obligations to Agent and to BOB under the said guaranties and the said Notes.

3.	DELIVERY OF COLLATERAL:

Pledgor has delivered the Certificate (s) representing the Collateral, to Agent, to hold as security, on behalf of State Bank of India, New York Branch, and Bank of Baroda.

4.	PLEDGOR’S REPRESENTATIONS.

Pledgor is the sole legal and beneficial owner of the Collateral, in its entirety, free and clear of any claim, right, or interest of any third party. No one except Pledgor has any ownership or security interest in the Collateral, except the security interest being created herein in favor of Agent and BOB.

Pledgor has full authority to enter into this Pledge Agreement and the creation of a first priority security interest in favor of the Agent and BOB. Such creation does not in any way or manner, violate any contractual, legal or other obligations of Pledgor under any contract or under any law.

Pledgor has the right to vote, pledge, and/or grant this security interest in the shares, and transfer such collateral to Agent, FREE AND CLEAR OF ANY LIENS.

No authorization, approvals, or other actions by, and no notice to or filing with any governmental or regulatory agency is required for this pledge, for execution, acknowledgment and delivery of this Agreement, or for exercise by the Agent and/or BOB of any right or remedies herein.

The pledge as set forth in this Agreement creates a valid and perfected first priority security interest in the said Collateral, and is recognized as such by Pledgor and Borrower.

5.	PLEDGOR TO HELP MAINTAIN VALID SECURITY INTEREST IN LENDER.

Pledgor shall do such acts as Agent may reasonably require from time to time to maintain a valid security interest in the Collateral by Agent, as Lender, and by BOB, free of all other liens and claims, to secure payment of Pledgor’s indebtedness under its said guaranties, including depositing and increasing the amount of this pledge, and executing any additional agreements to cover any shortfall in the security, as may reasonably be required by Agent and/or BOB.

6.	EVENTS OF DEFAULT.

The following are, without exclusive effect, events of default under the Agreement:

(a)
Failure by Borrower to pay any amount payable to Agent and/or BOB on the date due, plus any applicable grace period, and/or default by Borrower in any of the terms, conditions, covenants, obligations, etc. under the Credit Agreement, after opportunity to cure any applicable grace period;

(b)
Failure by Pledgor, as Guarantor, to pay any amount payable to Agent and/or BOB on the due date, plus any applicable grace period, and/or default by Pledgor in any of the terms, conditions, covenants, obligations, etc. under its guaranties or this Pledge Agreement, after notice and 30-day opportunity to cure.

(c)
Any other default under any terms of the Notes, or any other agreements or documents signed by the Pledgor in connection with the indebtedness described herein, after opportunity to cure any applicable grace period..

7.	RIGHTS ON DEFAULT.

Agent, on its behalf as Lender, and on behalf of BOB, has all the rights of a secured creditor under Article 9 of the Uniform Commercial Code of the State of New York. It may, without limitation, market, sell, cause to be sold, etc, in its sole discretion, at any exchange, broker’s board, public auction, private sale, or in other commercially reasonable manner, in any one or more sales, at such prices as the Agent may decide best, for cash, credit, or otherwise,  all or part of the said Collateral. Such sale(s) shall be free from any claim, encumbrance, or right of Pledgor. Agent may, in its own name, or the name of its designee, buy any part of the Collateral. Pledgor shall be liable for all costs, disbursements, reasonable attorneys’ fees, Court costs, broker’s commissions, referee’s or auctioneer’s fees, advertisement expenses, and any other costs, expenses, etc., in connection therewith.

Pledgor appoints Agent, as its Attorney-in Fact, in the event of default, with full authority in the name of Pledgor or its own name or otherwise, to take any action and to execute any instrument which Agent may deem necessary to accomplish the purposes of this Agreement.

IT IS UNDERSTOOD AND AGREED THAT IN THE EVENT OF DEFAULT, WHICH CONTINUES AND REMAINS UNCURED THROUGH ANY GRACE PERIOD, IF APPLICABLE, TITLE TO ALL OF THE SAID SHARES SHALL VEST IN THE NAME OF AGENT AS OWNER THEREOF.

8.	NOTICE OF DISPOSITION OF COLLATERAL.

In the event that the Agent elects to sell the Collateral, or part thereof, the Agent shall have the power and right in connection with any such sale, exercisable at its option and in its absolute discretion, to sell, assign, and/or deliver the whole or any part of the Collateral, or any additions thereto, at a private or public sale for cash, on credit, or for future delivery, and at such commercially reasonable prices as the Agent, in its discretion, deems to be satisfactory. Any such disposition which shall be made by private sale or other private proceeding, shall be made upon not less than ten (10) calendar days’ prior written notice to Pledgor, specifying the date and time at which such disposition is to be made. Notice of any public sale shall be sufficient if it describes the Collateral to be sold in general terms, and is published at least once in a newspaper of general circulation in New York, NY, as the Agent may select, not less than ten (10) days prior to the date of sale. If any notice of a proposed sale or other disposition of the Collateral shall be required by law, such notice shall be deemed reasonable and proper if mailed, be registered mail, postage prepaid, to the Pledgor at its address set forth above, or such other address as the Pledgor may have, in writing, provided to the Agent. Notice may also be given, and deemed sufficient, to Pledgor if made by email, fax, courier, or other method generating a receipt. The Agent, may, if it deems it reasonable, postpone or adjourn any sale of any Collateral from time to time by an announcement at the time and place of the sale to be so postponed or adjourned without being required to give a new notice of sale.

9.	TERM:

This Pledge Agreement shall remain in full force and effect until ALL the obligations of Pledgor/Borrower have been fully performed and satisfied, and the said Credit Agreement, Notes, Guaranties, etc have terminated pursuant to their terms and conditions. Upon termination of this Pledge Agreement as provided above, other than as a result of Agent’s application of the Collateral, Agent will release the security interest created hereunder, and will deliver the Collateral to Pledgor.

10.	CONTINUITY OF APPLICATION:

This Pledge Agreement, and all terms and conditions therein, shall apply to, and cover any and all other shares, bonus shares, options, rights, instruments, etc. that may be pledged or required to be pledged by Pledgor/Guarantor to Agent, as Lender, and on behalf of BOB, as part of the Collateral herein.

11.	GOVERNING LAW.

This instrument shall be governed by the laws of the State of New York, and enforceable in the Courts of the State of New York. Pledgor waives any defenses based on lack of personal jurisdiction, improper service of process, improper venue, and BOTH PARTIES, TO THE FULLEST EXTENT PERMITTED BY LAW, UPON FULL KNOWLEDGE OF THE CONSEQUENCES IRREVOCABLY WAIVE RIGHT TO TRIAL BY JURY.

12.	ENTIRE AGREEMENT

This Agreement represents the full and final understanding of the parties with respect to the subject matter herein, incorporating all discussions and prior negotiations. There are no oral promises or representations. This Agreement shall be binding on the parties hereto, their respective heirs, successors and assigns. It can only be modified in any way by a writing signed by all the parties hereto. No alleged oral statements, alleged course of conduct, custom, practice, etc., shall have any effect herein.

13.	NO LIABILITY OF AGENT:

Agent shall not be liable for any acts, omissions, errors of fact or law, with respect to the Collateral, its handling, disposition, sale, etc. except for willful misconduct or gross negligence. Pledgor shall indemnify Agent and hold it harmless against any and all claims arising therefrom, and/or from any person or entity claiming any interest, legal or equitable in the Collateral or any part thereof, etc.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first indicated.

PLEDGOR:
JUBILANT PHARMA PTE. LIMITED

By:	/s/ R. Sankaraiah
Name: R. Sankaraiah
Title: Director

AGENT/FACILITY ARRANGER/SENIOR LENDER:
STATE BANK OF INDIA, NEW YORK BRANCH

By:	/s/ R. Chandra
Name: R. Chandra
Title: Vice President & Head (Credit)

LENDER:
BANK OF BARODA

By:	/s/ Jatin J. Vyas
Name: Jatin J. Vyas
Title: Chief Manager (Credit)

BORROWER:
JUBILANT PHARMACEUTICALS INC

By:	/s/ Christopher Worrell
Name: Christopher Worrell
Title: President/CEO

By:	/s/ Kamal Mandan
Name: Kamal Mandan
Title: CFO

GUARANTOR:
TRIGEN LABORATORIES INC

By:	/s/ Ram Potti
Name: Ram Potti
Title: President

STATE OF	)
REPUBLIC OF INDIA	)

On the 20th day of September, 2006, before me personally came MR R. SANKARAIAH who being sworn by me, did depose and say that he is the DIRECTOR of JUBILANT PHARMA PTE LIMITED, the corporation described in and which executed the foregoing instrument, that he is authorized by the Board of Directors to execute this instrument, and that he signed his name thereto by like order.

Notary Public

[SEAL]	ATTESTED /s/ S. K. Sharma S. K. SHARMA NOTARY PUBLIC NOIDA, U.P.	[SEAL]
20 SEP 2006

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)	ss

On the 22 day of September, 2006, before me personally came R. Chandra, to me known, who being by me duly sworn, did depose and say that he is the Vice President & Head (Credit) of STATE BANK OF INDIA, NEW YORK BRANCH, the banking corporation described in and which executed the foregoing instrument; that he is authorized by the Board of Directors of said corporation to execute said instrument; and that he signed his name thereto by like order.

RICHARD S. LAST	/s/ Richard S. Last
Notary Public, State of New York	Notary Public
No. 31-4761834
Qualified in Westchester County
Certificate filed in New York County
Term Expires Dec. 31, 2006

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)	ss

On the 22 day of September, 2006, before me personally came Jatin Vyas, who being duly sworn by me, did depose and say that he is the Chief Manager of BANK OF BARODA, the corporation described in and which executed the foregoing instrument, that he is authorized by the Board of Directors of said corporation to execute said instrument, and that he signed his name thereto by like order.

RICHARD S. LAST	/s/ Richard S. Last
Notary Public, State of New York	Notary Public
No. 31-4761834
Qualified in Westchester County
Certificate filed in New York County
Term Expires Dec. 31, 2006

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)	ss

On the 22 day of September, 2006, before me personally came Kamal Mandan, who being sworn by me, did depose and say that he is the CFO of JUBILANT PHARMACEUTICALS INC, the corporation described in and which executed the foregoing instrument, that he is authorized by the Board of Directors of said corporation to execute this instrument, and that he signed his names thereto by like order.

RICHARD S. LAST	/s/ Richard S. Last
Notary Public, State of New York	Notary Public
No. 31-4761834
Qualified in Westchester County
Certificate filed in New York County
Term Expires Dec. 31, 2006

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)	ss

On the 22 day of September, 2006, before me personally came Ram Potti, who being sworn by me, did depose and say that he is the President of TRIGEN LABORATORIES INC, the corporation described in and which executed the foregoing instrument, that he is authorized by the Board of Directors to execute this instrument, and that he signed his name thereto by like order.

RICHARD S LAST	/s/ Richard S. Last
Notary Public, State of New York	Notary Public
No. 31-4761834
Qualified in Westchester County
Certificate filed in New York County
Term Expires Dec. 31, 2006

STATE OF	)
REPUBLIC OF INDIA	)	ss

On the               day of                   , 2006, before me personally came                         , who being sworn by me, did depose and say that he is the                       of JUBILANT PHARMA PTE LIMITED, the corporation described in and which executed the foregoing instrument, that he is authorized by the Board of Directors to execute this instrument, and that he signed his name thereto by like order.

Notary Public